UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2004

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

(Former name or former address, if changed since last report)

SIGNATURES
EX-2 Modified Second Amended Plan
EX-99.1 Confirmation Order
Ex-99.2 First Amended Disclosure Statement
Ex-99.3 Statement of Assets & Liabilities
Ex-99.4 January 16, 2004 Press Release

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      As previously reported by Reptron Electronics, Inc. (“Reptron”) by means of an 8-K filed on November 5, 2003, on October 28, 2003, Reptron filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) (Case No. 03-35966-BKC).

      On January 14, 2004, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming Reptron’s Modified Second Amended Plan of Reorganization (the “Plan”). Capitalized terms used in this report shall have the same meaning as provided for under the Plan. A copy of the Plan, attached hereto as Exhibit 2, and the Confirmation Order, attached hereto as Exhibit 99.1, are incorporated by reference herein. A description of the Plan is set forth in the First Amended Disclosure Statement, attached hereto as Exhibit 99.2 and incorporated by reference herein.

      Under the confirmed Plan, holders of General Unsecured Claims on the Distribution Record Date, which includes holders of the Company’s 6 3/4% Convertible Subordinate Notes due in 2004 (“Old Notes”), will receive in exchange for the Old Notes a ratable portion of new notes (“New Notes”) in the total principal amount of $30 million. On or after the Effective Date, the Old Notes, along with all accrued and unpaid interest, will be cancelled for no additional consideration. The holders of General Unsecured Claims on the Distribution Record Date will also receive 95% of the New Common Stock of the reorganized company.

      Holders of Allowed Common Equity Interests, which are holders of the Company’s current common stock on the Distribution Record Date (“Old Common Stock”), will receive the remaining 5% of the New Common Stock of the reorganized company. On or after the Effective Date, the Company’s Old Common Stock will be cancelled for no additional consideration.

      The Effective Date will be that date when all of the conditions precedent described in the Plan are either satisfied or waived. On the Effective Date, the Company intends to file a notice of Effective Date with the United States Bankruptcy Court and issue a press release regarding such filing.

      As of January 27, 2004, 6,417,196 shares of Reptron’s Old Common Stock were issued and outstanding. Assuming the consummation of the transactions contemplated by the Plan, Reptron will issue 5,000,000 shares of New Common Stock, and institute a new stock option plan pursuant to which the Company is authorized to grant not more than 500,000 stock options.

      Information as to the assets and liabilities of Reptron as of January 14, 2004, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

      Reptron issued a related press release on January 16, 2004 which is attached hereto as Exhibit 99.4, and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The following exhibits are filed as part of this report:

2	Debtor’s Modified Second Amended Plan of Reorganization, dated December 17, 2003.

99.1	Confirmation Order Confirming Debtor’s Modified Second Amended Plan of Reorganization.

99.2	Debtor’s First Amended Disclosure Statement for Second Amended Plan of Reorganization, dated December 17, 2003.

99.3	Statement of Assets and Liabilities of Reptron as of January 14, 2004.

99.4	Press Release, dated January 16, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC. (Registrant)

By: /s/ Paul J. Plante
Name: Paul J. Plante
Title: President and COO

Date: January 27, 2004